Exhibit 99.1

Third Quarter 2019 Investor Presentation

Disclosure Forward - Looking Statements This presentation contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; a decline in our financial strength rating resulting in a reduction of new or renewal business ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or an insured group of companies with whom we have an indemnification arrangement failing to perform their reimbursement obligations ; changes in laws or government regulation, including tax or insurance law and regulations ; the ongoing effect of Public Law No . 115 - 97 , informally titled the Tax Cuts and Jobs Act, which may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; potential effects on our business of emerging claim and coverage issues ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; inadequacy of premiums we charge to compensate us for our losses incurred ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the U . S . Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10 - K filed with the SEC on February 27 , 2019 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income, tangible equity and adjusted net operating return on average tangible equity (which is calculated as adjusted net operating income divided by the average tangible equity for the trailing five quarters) are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 21 & 22 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . Ratings Disclaimer Notice Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party . Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content . In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content . A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the suitability of an investment or security and should not be relied on as investment advice . Credit ratings are statements of opinions and are not statements of fact . 2

Franchise Overview Slide 4 Comparative Market Highlights Slide 16 Appendix Slide 19 Table of Contents 3

Franchise Overview

Our Strategy We seek to deliver consistent, top tier returns on tangible equity and generate sector leading value creation Our strategy is to generate superior underwriting margins from our niche casualty focused risks, while growing both non risk fee income and investment income Our largest business is our small and middle market, core Excess and Surplus Lines business, where we have earned superior returns over our 17 year history We target niche low volatility casualty risks for our ‘A’ rated balance sheet, with low retentions and little property exposure We seek out new opportunities to meaningfully build fee income and increase the proportion of total company non - risk earnings We are optimizing investment returns, much of which are generated from niche strategies representing a small portion of our portfolio 5

Focus on Attractive Part of P&C Market 6 2017 Full Year Premiums 2019 9 - Month YTD Premiums • We are a specialty, low volatility underwriting company with a proven history of generating consistent profits • Our focus has been to significantly grow our two primary businesses given the attractive opportunities to put capital to work • Our key area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business ( eg “Core E&S”) with $1 million per occurrence limits and approximately $20,000 average account premiums. This business represented over 75% of our group net earned premium in the third quarter of 2019, significantly more than in 2017 • We look to marry that with a growing fee business, through our fronting strategy within our specialty admitted segment • Our niche workers’ compensation and third - party casualty reinsurance businesses help provide attractive returns on capital • We expect to deliver low double digit or better operating returns on tangible equity for the 2020 year Source: Company filings Gross Written Premiums Gross Written Premiums Net Written Premiums Core E&S 23% Commercial Auto 26% Specialty Admitted 29% Casualty Reinsurance 22% Total = $1,081.9 MM Core E&S 29% Commercial Auto 32% Specialty Admitted 8% Casualty Reinsurance 31% Net Written Premiums Total = $766.6 MM Core E&S 35% Commercial Auto 28% Specialty Admitted 27% Casualty Reinsurance 10% Total = $1,095.6 MM Core E&S 41% Commercial Auto 36% Specialty Admitted 7% Casualty Reinsurance 16% Total = $671.5 MM

Our Business

E&S Segment

- Represents over 75% of group premium and is underwritten by specialists in 13 divisions utilizing our seventeen years of expertise in writing hard to place risks
- Significant strength in current market; ten consecutive quarters of positive renewal rate increases
- Core E&S has grown over 50% year to date as compared to the prior year
- Focus on small and medium-sized commercial accounts where pricing has generally been better; 97% casualty and no primary property
- Bulk of commercial auto book will be in run off as of January 1, 2020
- Distributes through 120+ broker groups

PROFITABLE SPECIALTY UNDERWRITING

Specialty Admitted Segment

- Specialty admitted insurance coverages in the US, including a growing fee income business
- Added four new fronted programs during 2019, representing over $50 million of gross written premium
- Growing, transactional driven fee based fronting business
- Targeted book of workers' compensation risks
- Gross fee income of $14.8MM in 2018 and $11.6MM YTD Q3 2019

A FOCUS ON FEE INCOME

Casualty Reinsurance Segment

- Third-party proportional and working-layer excess casualty business focused on small and medium U.S. specialty lines
- Significantly downsized during 2018 to optimize group returns and structure; remains core to group
- 97% of the segment's Gross Written Premium consisted of E&S risks in 2018
- At December 31, 2018, 97% of third party treaties were written as quota share arrangements and 82% contained loss mitigation features to drive low volatility

LOW VOLATILITY UNDERWRITING

JAMES RIVER GROUP HOLDINGS, LTD.
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8 Growth driven by strong renewal pricing and submission growth in core E&S and expansion of our fee based fronting business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment ($ in Millions) E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment PROFITABLE SPECIALTY UNDERWRITING A FOCUS ON FEE INCOME LOW VOLATILITY UNDERWRITING Targeted Growth in Gross Written Premium $91 $182 $316 $374 $283 $293 $45 $56 $61 $56 $42 $44 2015 2016 2017 2018 YTD Q3 2018 YTD Q3 2019 Gross Written Premium Net Written Premium $172 $184 $235 $136 $98 $115 2015 2016 2017 2018 YTD Q3 2018 YTD Q3 2019 $309 $371 $530 $657 $490 $688 $248 $322 $238 $308 2015 2016 2017 2018 YTD Q3 2018 YTD Q3 2019 Gross Written Premium Commercial Auto

Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million • James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter • Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers’ compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA - based workers’ compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value • D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re - domiciles the group to Bermuda • JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) • MARKET CAP IN EXCESS OF $1 BILLION • GROSS WRITTEN PREMIUMS OF $1.2 BILLION • 14.8% OROATE • 96.6% COMBINED RATIO James River successfully completes an IPO at $21 per share (1.35x tangible book value) YE 2018 Our Specialty Market History 9 We have a long history of success in building niche businesses and generating top tier returns for investors

10 E&S Focus | Profitable, Niche Specialty Underwriting Profitability of E&S vs. Total P&C Industry E&S Gaining Share of P&C Insurance Market E&S segment GWP grew by 24% during 2018 and 40% YTD Q3 2019 over YTD Q3 2018 Avg. Combined Ratios 2000 – 2018 Difference of 5 percentage points Total P&C GWP: $327.3bn E&S GWP: $11.7bn Total P&C GWP: $678.0bn E&S GWP: $49.9bn 2000 P&C Market 2018 P&C Market Source: Market data per A.M. Best data and research and Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable) • Our business is heavily concentrated in E&S Casualty (92% of 2018 NWP; generated by both the E&S and Casualty Reinsurance segments). • We have focused on building an attractive portfolio of new economy risks • E&S is the most profitable part of the property/casualty market and has been gaining market share. Admitted Market 96.4% E&S 3.6% Admitted Market 92.6% E&S 7.4% 101.9 96.9 Total P&C Total US E&S

Broad Risk Appetite Permits Us to 'Pick Our Spots'

Our high caliber underwriting team, and use of proprietary technology, provide significant expertise to price our increased submission flow of highly underwritten risks

- During the first three quarters of 2019, rates have increased 3.9% across our core (non-commercial auto) E&S business (the tenth consecutive quarter of rate increases), while submissions grew 29% in the third quarter

($ in millions) Division	Lead UW Years of Industry Experience	Gross Written Premiums Nine Months Ended Sep 30, 2019	Year Ended Dec 31, 2018	Year Ended Dec 31, 2017	Description
Commercial Auto	31	$307.9	$322.1	$248.0	Hired / non-owned auto, ride share
General Casualty (GC)	31	90.0	54.1	38.1	Premises ops (e.g., apartments, offices & restaurants)
Excess Casualty	35	78.7	66.5	51.2	Following form excess on risks similar to GC and MC
Manufacturers & Contractors (MC)	35	76.9	79.2	85.7	Products liability & completed operations exposure
Energy	47	35.8	33.9	29.7	Oil & gas contractors, mining, alternative energy & utilities
Excess Property	33	24.1	16.9	14.4	CAT-exposed excess property > 1/100 year return period
Allied Health	25	21.9	30.4	19.2	Long-term care, outplacement facilities & social services
Life Sciences	35	16.9	16.7	13.0	Nutrition products, medical devices and human clinical trials
Small Business	31	14.6	14.8	11.3	Small accounts similar to GC and MC
Environmental	47	11.9	10.5	7.9	Environmental contractors and consultants
Professional Liability	25	4.9	5.9	6.3	E&O for non-medical professionals (lawyers, architects, engineers)
Sports & Entertainment	31	2.8	3.7	3.0	Amusement parks, campgrounds, arenas
Medical Professional	25	1.5	1.8	2.3	Non-standard physicians and dentists
Total		$687.9	$656.5	$530.1	
Core E&S		$380.0	$334.4	$282.1	
Commercial Auto		$307.9	$322.1	$248.0	

JAMES RIVER GROUP HOLDINGS, LTD.
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Demonstrated Underwriting Discipline Source: Company filings, A.M. Best data and research, and S&P Global Market Intelligence (and its affiliates, as applicable) * Specialists Peer Group = Alleghany Insurance Holdings Group, Argo Group, Crum & Forster Insurance Group, Global Indemnity Group, HIIG Group, Houston Casualty Group, IFG Companies, Kinsale Insurance Company, Markel Corporation Group, RLI Group, W.R. Berkley Insurance Group We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting Core E&S Segment Loss Ratio vs. Surplus Line Specialists Peer Group* Core E&S – GWP Growth vs. Total E&S Industry Source: A.M. Best report 12 2007 - 2018 Average James River 55.6 Specialists Peer Group 60.8 56.1 61.4 62.6 54.9 48.5 52.6 40.4 55.2 54.5 55.2 58.1 67.1 56.9 64.4 59.4 59.5 63.8 66.0 57.3 59.9 56.3 59.9 62.9 63.0 30.0% 40.0% 50.0% 60.0% 70.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Loss Ratio (%) James River Specialists Peer Group (3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 22.1 (2.0) 11.0 8.2 18.5 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 5.8 11.2 (40.0%) (20.0%) 0.0% 20.0% 40.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 GWP Growth (%) JRVR E&S Market

A Growing Fee Business 13 Fee Income Example $656.5 James River (Via Falls Lake subsidiaries) Insured Companies (Managing General Agents) Capacity Providers (Highly rated reinsurers assume underwriting risk and reward)

14 Traditional Investment Approach Augmented by Higher Yielding Alternatives Total Cash and Investments: $2,088MM Duration: Investment Portfolio (as of September 30, 2019) Net Investment Yield • Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non - traditional investments • Examples of non - traditional investments we have made include: ▪ Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating 1 of “B”; ▪ Equity and debt investments in renewable energy project limited partnerships (~ $40MM carrying value); ▪ Investment in a limited partnership that invests in the equity tranches of collateralized loan obligations (CLOs) • Weighted average credit rating¹: “A” • Negligible exposure to equity markets or correlated equity market exposure 1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities and bank loans as of September 30, 2019. Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable). 3.6 yrs 3.5 yrs Commentary 3.4 yrs Source: Company filings. 3.6 yrs 3.5 yrs 66% 4% 12% 3% 3% 12% Fixed Maturity Securities Equity Securities Bank Loans Short-Term Investments Other Invested Assets Cash and Cash Equivalents 3.8 4.0 3.5 3.6 3.7 0.0 1.0 2.0 3.0 4.0 5.0 2016 2017 2018 YTD Q3 2018 YTD Q3 2019 (%)

Capital Management Maximizes Shareholder Value 15 Capital Management History • Current focus on growing book value given the attractive opportunities to put capital to work in our core E&S business • 16.3% growth in tangible book value per share year to date 2019, or 10.8% after payment of the quarterly dividend • Efficient in returning capital to shareholders when market conditions warrant; $434 million of capital returned since 2008 • Last twelve month d ividend yield of 3.4% 1 1. Calculated as dividends paid over last 4 quarters of $1.20 divided by November 7, 2019 closing share price of $34.95. Source: Company filings $388 $442 $482 $529 $559 $479 $466 $460 $472 $475 $490 $550 $388 $442 $506 $553 $584 $615 $672 $713 $792 $845 $897 $984 $350 $450 $550 $650 $750 $850 $950 $1,050 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD Q3 2019 Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ mm) Tangible Equity Cumulative Capital Returned

Comparative Market Highlights

17 Consistent Top Tier Returns Best in class risk reward generated with low volatility, sector - leading returns Source: data Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable). Data as of November 7, 20 19. Operating ROATE calculated as trailing twelve month operating returns per share through September 30, 2019 divided by the ave rag e of the trailing 5 quarters tangible book value (TBV) per share. TBV per share data for KNSL commences Q4 2015. 4 - Yr Average Operating ROATE Standard Deviation 4 - Yr Average Operating ROATE AMSF , 15.6% ARGO , 4.9% KNSL , 14.4% MKL , 8.1% RLI , 12.1% WRB , 8.6% JRVR , 11.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0%

Our Current Valuation Supports Meaningful Upside 18 P/TBV vs Operating ROTE 1 Price/Next Twelve Month Consensus Earnings Source: data Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable). Data as of November 7, 2019. 1 Analyst consensus operating earnings per share for the full financial year divided by September 30, 2019 tangible equity per share. 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x RLI KNSL MKL WRB AMSF ARGO JRVR Price to Next 12 Mths EPS Median = 22.9x JRVR AMSF ARGO KNSL MKL RLI WRB R² = 0.4833 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Price to TBV 2020 Consensus ROATE

Appendix

James River Group Key Metrics 20 Exchange/Ticker NASDAQ / “JRVR” Initial Public Offering $21.00 (December 12, 2014) Current Share Price $34.95 (Closing Price November 7, 2019) Market Capitalization $1.062 billion (November 7, 2019 market close) LTM Dividend / Yield $1.20 per share = 3.4% yield 1 Gross Written Premium $1.167 billion in 2018 Total Capitalization $971 million as of September 30, 2019 AM Best Rating ‘A’ (Excellent) Analyst Coverage and Rating 2 JMP (Outperform) – Matthew Carletti Dowling (Neutral) – Aaron Woomer KBW (Neutral) – Meyer Shields SunTrust (Neutral) – Mark Hughes UBS (Neutral) – Brian Meredith B. Riley FBR (Sell) – Randy Binner 1. Based on Q4 2018, Q1 2019, Q2 2019 and Q3 2019 dividends and closing price of $34.95 on November 7, 2019. 2. Current coverage and ratings as of November 7, 2019.

Non - GAAP Measures Reconciliation 21 Source: Company filings. Non-GAAP Reconciliation Underwriting Profit (Loss) ($mm) 2015 2016 2017 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines 47.6$ 47.2$ 29.7$ 42.8$ 32.7$ (0.4)$ Specialty Admitted Insurance 1.1 2.9 3.2 7.0 4.4 3.8 Casualty Reinsurance (2.6) (0.2) (1.8) 5.1 5.0 (4.1) Total underwriting profit of operating segments 46.1 49.9 31.1 54.9 42.1 (0.7) Operating expenses of Corporate segment (18.5) (20.4) (25.3) (26.9) (21.2) (22.7) Underwriting profit 27.6 29.5 5.8 28.0 20.9 (23.4) Net investment income 44.8 52.6 61.1 61.3 45.8 54.8 Net realized investment (losses) gains (4.5) 7.6 (2.0) (5.5) (0.4) 0.3 Other income and expenses (0.5) (1.3) (0.2) (0.8) 0.3 (0.2) Interest expense (7.0) (8.5) (9.0) (11.6) (8.5) (8.1) Amortization of intangible assets (0.6) (0.6) (0.6) (0.6) (0.4) (0.4) Income before taxes 59.8$ 79.3$ 55.1$ 70.8$ 57.7$ 23.0$ YTD Q3 2019 2018 YTD Q3 2018

Non-GAAP Measures Reconciliation

Non-GAAP Reconciliation

($mm) Adj. Net Operating Income	2015	2016	2017	2018	YTD Q3 2018	YTD Q3 2019
Income as reported	$ 53.5	$ 74.5	$ 43.6	$ 63.8	$ 52.2	$ 17.9
Net realized inv. (gains) losses	4.1	(5.2)	1.4	4.4	0.4	1.0
Initial public offering costs	-	-	-	-	-	-
Dividend withholding taxes	2.5	-	1.0	-	-	-
Other expenses	0.6	1.1	0.5	1.1	-	0.8
Interest expense	0.4	0.9	0.8	1.3	0.9	-
Adjusted net operating income	$ 61.1	$ 71.3	$ 47.3	$ 70.6	$ 53.5	$ 19.7

Tangible Equity	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	YTD Q3 2018	YTD Q3 2019
Shareholders' equity	$ 677.8	$ 724.7	$ 714.2	$ 762.4	$ 784.0	$ 701.5	$ 687.9	$ 681.0	$ 693.2	$ 694.7	$ 709.2	$ 697.4	$ 769.0
Goodwill & intangible assets	(289.8)	(282.4)	(232.7)	(233.9)	(225.0)	(222.6)	(221.9)	(221.3)	(220.7)	(220.2)	(219.3)	(219.7)	(219.0)
Tangible equity	$ 388.0	$ 442.3	$ 481.5	$ 528.5	$ 559.0	$ 478.9	$ 466.0	$ 459.7	$ 472.5	$ 474.5	$ 489.9	$ 477.7	$ 550.0
Shares Outstanding (000's)	35,718	35,718	35,718	35,718	36,030	28,540	28,540	28,942	29,258	29,697	29,988	29,950	30,331
Tangible Equity per Share	$ 10.86	$ 12.38	$ 13.48	$ 14.80	$ 15.52	$ 16.78	$ 16.33	$ 15.89	$ 16.15	$ 15.98	$ 16.34	$ 15.95	$ 18.13

Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Additionally, all amounts are as of December 31 for each period indicated, except YTD Q3 2018 and YTD Q3 2019 which are as of September 30.

Source: Company filings.

JAMES RIVER GROUP HOLDINGS, LTD.

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Compounding Value through an Unrelenting Focus on Underwriting Profit InvestorRelations@jrgh.net